UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 3, 2007
                              (SEPTEMBER 27, 2007)

                            SYSVIEW TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                          59-3134518
(State or other jurisdiction of                           (I.R.S.Employer
incorporation or organization)                         Identification Number)

                              1772 TECHNOLOGY DRIVE
                           SAN JOSE, CALIFORNIA 95110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                              408-436-9888 EXT. 207
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a -12).
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b)).
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

$1,500,000 MONTAGE CAPITAL LOAN

         On September 27, 2007 ("Effective Date" and "Closing Date"), Sysview Technology, Inc. (the "Company") and Syscan, Inc., the Company's wholly-owned subsidiary ("Syscan"), entered into a Loan Agreement ("Loan Agreement") with Montage Capital, LLC ("Lender"). For purposes of the Loan Agreement, the Company and Syscan are collectively referred to as "Borrower."

         Under the Loan Agreement, the Borrower may borrow $1,500,000 ("Loan") with one advance available on the Closing Date, on which date Borrower is to pay Lender an origination fee of $55,000. The Loan may only be used to repurchase shares of the Company's common stock under the Shares Buy-Back Agreement between Borrower and Syscan Imaging Limited (the "Buy-Back Agreement"). The Buy-Back Agreement is described more fully below.

         Amounts outstanding under the Loan will accrue interest at a per annum rate equal to 15%. Interest only payments are due monthly starting from initial funding through October 31, 2007. Thereafter, principal of $100,000 per month plus accrued interest is due through Maturity (as defined below). The remaining principal balance will be due at Maturity. If Borrower sells any assets outside the ordinary course of business and receives cash proceeds from such sale, then Lender must be paid 20% of such proceeds as pre-payment of the outstanding principal of the Loan.

         Lender has the right to declare all of the amounts due under the Loan immediately due and payable for any of the following reasons:

     o Borrower fails to make any payment of principal or interest on its due date, or pay any other amount due to Lender within ten days after such amount is due and payable

     o Borrower fails or neglects to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in the Loan Agreement, subject in some cases to a ten-day grace period

     o Borrower or any person acting for Borrower makes any warranty, representation, or other statement that is incorrect in any material respect when made

     o A default or event of default occurs under any agreement to which Borrower is a party or by which it is bound, including the SVB Agreement (which is defined below) (i) resulting in a right by the other party or parties, whether or not exercised, to accelerate the maturity of any indebtedness in excess of $50,000 or (ii) that could have a Material Adverse Effect (which is defined below)

     o Any portion of Borrower's assets is attached, seized, or levied upon, or a judgment for more than $50,000 is awarded against Borrower and is not stayed within ten days

     o Dissolution of the Borrower, or Borrower begins a bankruptcy or other insolvency proceeding

     o A bankruptcy or other insolvency proceeding is begun against Borrower and not dismissed or stayed within sixty (60) days

     o The occurrence of a "Material Adverse Effect", which means (i) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or financial or other condition of Borrower, (ii) the material impairment of the prospect of repayment of any portion of the amounts due the Lender by Borrower, or
          (iii) a material adverse change in the value of the collateral securing the Loan

         The Borrower granted Lender a continuing security interest, and pledged to Lender, all of its assets to secure payment and performance of its obligations under the Loan Agreement. The Loan and the security interest are subordinate to the loan provided to Borrower by Silicon Valley Bank ("Bank") pursuant to the Loan and Security Agreement dated September 13, 2007 between Borrower and the Bank ("SVB Agreement") and the security interest granted thereunder. The SVB Agreement was disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2007.

         The SVB Agreement must remain in effect as long as Borrower owes any amounts under the Loan Agreement. At any time the Borrower owes Lender more than $1,000,000, the outstanding principal balance under the SVB Agreement must not exceed the lesser of (i) $2,000,000 or (ii) the Borrowing Base, as defined in the SVB Agreement as of the Effective Date. At any time the Borrower owes Lender less than $1,000,000, the outstanding principal balance under the SVB Agreement must not exceed the lesser of $3,000,000, or the Borrowing Base, as defined in the SVB Agreement as of the Effective Date.

         The Loan will mature on November 30, 2008 ("Maturity").

         In connection with the Loan Agreement, the Company issued to Lender a warrant to purchase up to 325,000 shares of the Company's common stock ("Montage Warrant") at an initial exercise price of $0.60 per share. The Montage Warrant includes registration rights that require the Company to file a registration statement with the Securities and Exchange Commission (the "SEC") registering the resale by Montage of the shares of common stock underlying the Montage Warrant within 120 days after the issue date and to have such registration statement declared effective within 165 days after the issue date. For any 30 day period during which the registration obligations are unfulfilled, the Lender may acquire an additional 27,500 shares under the Montage Warrant. Upon the occurrence of an event of default under the Loan Agreement, Lender may acquire 13,750 shares under the Montage Warrant on the date of such occurrence and an additional 13,750 shares on the first day of each thirty (30) day period after such event of default until all amounts under the Loan Agreement have been paid in full. At any time that the Borrower takes out the Loan under the Loan Agreement and at the Lender's option, the Lender may require the Company to buy the Montage Warrant for $125,000 ("Equity Buy-out Price"). If any amount is outstanding under the Loan Agreement after February 28, 2008, the Equity Buy-out Price will increase to $175,000. The Montage Warrant expires on September 26, 2012. The Montage Warrant provides for weighted average anti-dilution price adjustments if the Company issues common stock (or securities convertible into common stock) for consideration less than the then-effective exercise price; provided that if the Company sells or issues its equity securities within one year after the issue date in an offering in which the Company receives gross proceeds of at least $1,000,000 (an "Equity Event") then, at the option of the Lender, the shares into which the Montage Warrant is convertible will be of the type and series of stock issued in the Equity Event, the exercise price shall be equal to the price per share paid in the Equity Event, and the Lender shall have the rights given to the purchasers in the Equity Event.

         At the Lender's direction, a warrant with the same terms as the Montage Warrant was issued to North Atlantic Resources Limited, who is a participant in the Loan.

SHARES BUY-BACK AGREEMENT

         On September 27, 2007, the Company entered into a Shares Buy-Back Agreement ("Buy-Back Agreement") with Syscan Imaging Limited ("Syscan Imaging"), whereby the Company purchased 8,000,000 shares of its common stock held by its majority shareholder, Syscan Imaging (the "Shares").

         In exchange for the Shares, the Company paid to Syscan Imaging $2,000,000 in cash ("Cash Consideration") and agreed that if the Company sells its HD display business to a certain party and receives stock of the buyer as consideration, then it will transfer a portion of that stock to Syscan Imaging,.

         The Company paid the Cash Consideration using an advance from a revolving line of credit from Silicon Valley Bank, which loan was disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2007, and an advance from Montage Capital, LLC, which loan is more fully described above. The Shares were repurchased on October 3, 2007.


ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

         The information set forth above in Item 1.01, Entry into a Material Definitive Agreement, under the caption "$1,500,000 MONTAGE CAPITAL LOAN" are incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-B:

EXHIBIT NO.         EXHIBIT DESCRIPTION
-----------------   ----------------------------------------

99.1                Press Release, dated October 3, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 3, 2007                      SYSVIEW TECHNOLOGY, INC.

                                     By:   /s/ William Hawkins
                                           -------------------------------------
                                           William Hawkins
                                           Acting Chief Financial Officer, Chief
                                           Operating Officer, and Secretary